Execution Version

FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) dated as of November 27, 2019, is among Lilis Energy Inc., a Nevada corporation (the “Borrower”), certain Subsidiaries of the Borrower (the “Guarantors”), BMO Harris Bank N.A. (“BMO”), as Administrative Agent for the Lenders, and the other Lenders from time to time party hereto.
Recitals
A. WHEREAS, the Borrower, the Guarantors, the Lenders party thereto and the Administrative Agent are parties to that certain Second Amended and Restated Senior Secured Revolving Credit Agreement dated as of October 10, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. WHEREAS, subject to the terms and conditions set forth herein, the Lenders have agreed to make amendments to the Credit Agreement as set forth herein.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, which include all of the Lenders party to the Credit Agreement, agree as follows:

Section 1Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Agreement, shall have the meaning ascribed to such term in the Credit Agreement.
Section 2    Amendments. Subject to the occurrence of the Effective Date, the following amendments to the Credit Agreement shall be made:
2.1    Amendments to Section 1.01.
(a)    The following definitions are hereby added to the Credit Agreement in their entirety where alphabetically appropriate, in each case, to read as follows:
“Budget” shall mean the budget delivered by the Borrower pursuant to Section 8.01(n)(ii)(B).
“Variance Period” has the meaning assigned to such term in Section 8.01(r).

007870-0083-32715760

2.2     Amendment to Section 2.07(b). The first sentence of Section 2.07(b) of the Credit Agreement is hereby amended and restated to read as follows:
The Borrowing Base shall be redetermined July 1, 2019 and December 16, 2019 and thereafter, semi-annually on or about May 1st and November 1st of each year, in each case in accordance with this Section 2.07 (each such redetermination, a “Scheduled Redetermination”), and, subject to Section 2.07(d), such redetermined Borrowing Base shall become effective and applicable to the Borrower, the Administrative Agent, the Issuing Bank(s) and the Lenders on the date of such applicable redetermination.
2.3     Amendment to Section 3.04(c)(ii)(B). Section 3.04(c)(ii)(B) of the Credit Agreement is hereby is hereby amended and restated to read as follows:
(B)     (1) with respect to any Borrowing Base Deficiency that exists (if any) upon the December 16, 2019 Scheduled Redetermination, promptly notify the Administrative Agent that it shall pay off such Borrowing Base Deficiency in not more than four equal installments and then, commencing on the 30th day after the Deficiency Date and continuing on the same day of each month for the next three (3) months thereafter (for a total of up to four (4) payment dates), prepay the Borrowings in an amount equal to one-fourth (1/4th) of such Borrowing Base Deficiency (as such Borrowing Base Deficiency may be further increased or reduced during such four (4) month period as a result of a Borrowing Base redetermination or other adjustment of the Borrowing Base pursuant to the Borrowing Base Adjustment Provisions) so that the Borrowing Base Deficiency (as such Borrowing Base Deficiency may be further increased or reduced during such four (4) month period as a result of a Borrowing Base redetermination or other adjustment of the Borrowing Base pursuant to the Borrowing Base Adjustment Provisions) is reduced to zero within 120 days of the Deficiency Date, and (2) with respect to any Borrowing Base Deficiency that exists upon any redetermination or adjustment of the Borrowing Base in accordance with Section 2.07 or Section 2.08(b) (other than the December 16, 2019 Scheduled Redetermination), promptly notify the Administrative Agent that it shall pay off such Borrowing Base Deficiency in not more than six equal installments and then, commencing on the 30th day after the Deficiency Date and continuing on the same day of each month for the next five (5) months thereafter (for a total of up to six (6) payment dates), prepay the Borrowings in an amount equal to one-sixth (1/6th) of such Borrowing Base Deficiency (as such Borrowing Base Deficiency may be further increased or reduced during such six (6) month period as a result of a Borrowing Base redetermination or other adjustment of the Borrowing Base pursuant to the Borrowing Base Adjustment Provisions) so that the Borrowing Base Deficiency (as such Borrowing Base Deficiency may be further increased or reduced during such six (6) month period as a result of a Borrowing Base redetermination or other adjustment of the Borrowing Base pursuant to the Borrowing Base Adjustment Provisions) is reduced to zero within 180 days of the Deficiency Date,
2.4     Amendment to Section 8.01. Section 8.01 of the Credit Agreement is hereby amended by inserting the following new clause (r) immediately after the presently existing clause (q):
(r) Variance Reports. No later than 5:00 p.m. (New York time) on the last Business Day of each week, beginning on November 24, 2019, the Borrower shall deliver to the

007870-0083-32715760

Administrative Agent, a statement of actual cash inflows and outflows, for the Borrower and the other Loan Parties on a consolidated basis, for the immediately preceding week (each such week, a “Variance Period”), together with a comparison to the Budget for the corresponding period and a detailed explanation of any variance in excess of ten percent (10%) of the projected aggregate cash expenses and disbursements for such Variance Period, as set forth in the then applicable Budget.
2.5     Amendment to Article 8. Article 8 of the Credit Agreement is hereby amended by inserting the following new Section 8.24:
Section 8.24    Cooperation. The Borrower will, and will cause each other Group Member to, cooperate fully with the Administrative Agent in connection with any of their ongoing financing, acquisition or divestiture efforts, including, without limitation, providing all information and documents reasonably requested by the Administrative Agent (or Lenders acting through the Administrative Agent) in connection therewith and by holding a weekly telephonic update meeting (unless otherwise agreed to by the Administrative Agent in its sole discretion), and providing each of the Administrative Agent (for the benefit of the Lenders) and their respective agents, consultants and advisors, at any time during normal business hours, upon reasonable notice, reasonable access to its employees, management, advisors, consultants and legal counsel. Anything to the contrary contained herein notwithstanding, including the immediately preceding sentence, (a) none of the Borrower or any other Group Member, nor any officer, employee or advisor thereof shall be required to provide any information which is subject to any binding confidentiality agreement which has not been entered for the express purpose of limiting disclosure to the Administrative Agent or the Lenders and (b) none of the Borrower or any other Group Member waives any right to attorney-client privilege and the attorney(s) of each of the Group Members shall not be required to provide the Administrative Agent and the Lenders and their respective agents, consultants and advisors with any information subject to attorney-client privilege or consisting of attorney work product.
Section 3     Conditions Precedent to Effective Date. This Agreement shall become effective on the date (such date, the “Effective Date”) when each of the following conditions is satisfied (or waived) in accordance with the terms herein:
3.1     The Administrative Agent and the Lenders, shall have received reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under Section 12.03 of the Credit Agreement (including, the fees, charges and disbursements of Simpson Thacher & Bartlett LLP, counsel to the Administrative Agent).
3.2     The Administrative Agent shall have received from the Borrower, each Guarantor, and the Lenders constituting the Required Lenders, counterparts of this Agreement signed on behalf of such Persons.
3.3     As of the Effective Date, after giving effect to this Agreement, (a) the representations and warranties of each Loan Party set forth in the Credit Agreement and in each other Loan Document are true and correct in all material respects (unless already qualified by materiality in which case

007870-0083-32715760

such applicable representation and warranty shall be true and correct), except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) as of such earlier date and (b) no Default, Event of Default or Borrowing Base Deficiency has occurred and is continuing.
Each party hereto hereby authorizes and directs the Administrative Agent to declare the this Agreement to be effective (and the Effective Date shall occur) when it has received documents confirming or certifying, to the reasonable satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 4    Miscellaneous.
4.1    The amendments and agreements contained herein, shall not be a consent, waiver or agreement by the Administrative Agent or the Lenders of any Defaults or Events of Default, as applicable, which may exist or which may occur in the future under the Credit Agreement or any other Loan Document, or any future defaults of the same provision waived hereunder (collectively, “Violations”). Similarly, nothing contained in this Agreement shall directly or indirectly in any way whatsoever: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Credit Agreement or any other Loan Document, as the case may be, with respect to any Violations, (b) except as set forth herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument, as applicable. Nothing in this letter shall be construed to be a consent by the Administrative Agent or the Lenders to any Violations.
4.2    Confirmation. The provisions of the Credit Agreement shall remain in full force and effect following the Effective Date.
4.3    Ratification and Affirmation; Representations and Warranties. Each of the Guarantors and the Borrower (a) acknowledges the terms of this Agreement, (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document (including, without limitation, the Guaranteed Liabilities) and agrees that each Loan Document remains in full force and effect as expressly amended hereby, (c) certifies to the Lenders, on the Effective Date, as applicable, that, after giving effect to this Agreement and the amendments and transactions occurring on the Effective Date, (i) the representations and warranties of each Loan Party set forth in the Credit Agreement and in each other Loan Document are true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty are true and correct), except to the extent such representations and warranties expressly relate to an earlier date, in which case they are true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty are true and correct) as of such earlier date and (ii) no Default, Event of Default or Borrowing Base Deficiency has occurred and is continuing, (d) acknowledges that it is a party to

007870-0083-32715760

certain Security Instruments securing the Secured Obligations and agrees that according to their terms the Security Instruments to which it is a party will continue in full force and effect to secure the Secured Obligations under the Loan Documents, as the same may be amended, supplemented or otherwise modified, and (e) hereby authorizes and directs any Secured Party which is a deposit bank at which accounts of any Loan Party are held to deliver to the Administrative Agent a report reflecting the balances of such accounts of the Loan Parties, as may be requested by the Administrative Agent.
4.4    Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed a signature page of this Agreement by facsimile or email transmission shall be effective as delivery of a manually executed counterpart of this Agreement.
4.5    No Oral Agreement. This Agreement, the Credit Agreement, the other Loan Documents and any separate letter agreement with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreement and understandings, oral or written, relating to the subject matter hereof and thereof. THIS AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
4.6    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
4.7    Payment of Expenses. The Borrower hereby reconfirms its obligations pursuant to Section 12.03 of the Credit Agreement. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket expenses incurred in connection with this Agreement, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.
4.8    Severability. Any provision of this Agreement or any other Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
4.9    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns in accordance with Section 12.04 of the Credit Agreement.
4.10    Loan Documents. This Agreement is a Loan Document.

007870-0083-32715760

4.11    GENERAL RELEASE.
(a)    AS PART OF THE CONSIDERATION FOR THE LENDERS’ AND THE ADMINISTRATIVE AGENT’S EXECUTION OF THIS AGREEMENT, EACH LOAN PARTY, ON BEHALF OF ITSELF AND ITS SUCCESSORS, ASSIGNS, EQUITYHOLDERS, SUBSIDIARIES, AFFILIATES, OFFICERS, PARTNERS, DIRECTORS, EMPLOYEES, AGENTS AND ATTORNEYS (COLLECTIVELY, THE “RELEASING PARTIES”) HEREBY FOREVER, FULLY, UNCONDITIONALLY, AND IRREVOCABLY RELEASES, WAIVES, AND FOREVER DISCHARGES THE LENDERS, THE ADMINISTRATIVE AGENT, THE ISSUING BANKS AND EACH OF THEIR SUCCESSORS, ASSIGNS, EQUITYHOLDERS, SUBSIDIARIES, AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, AND ATTORNEYS AND OTHER PROFESSIONALS (COLLECTIVELY, THE “RELEASEES”) FROM ANY AND ALL CLAIMS, LIABILITIES, OBLIGATIONS, DEBTS, DEMANDS, CAUSES OF ACTION (WHETHER AT LAW OR IN EQUITY OR OTHERWISE), DAMAGES, COSTS, ATTORNEYS’ FEES, SUITS, CONTROVERSIES, ACTS AND OMISSIONS, DEFENSES, COUNTERCLAIMS, SETOFFS, AND OTHER CLAIMS OF EVERY KIND OR NATURE WHATSOEVER, WHETHER KNOWN OR UNKNOWN, WHETHER LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, FIXED OR CONTINGENT, DIRECTLY OR INDIRECTLY ARISING OUT OF, CONNECTED WITH, RESULTING FROM OR RELATED TO ANY ACT OR OMISSION UNDER ANY LOAN DOCUMENT BY ANY LENDER OR THE ADMINISTRATIVE AGENT OR ANY OTHER RELEASEE PRIOR TO THE DATE HEREOF (COLLECTIVELY, THE “CLAIMS”); PROVIDED THAT THE FOREGOING SHALL NOT RELEASE CLAIMS RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY RELEASEE AS DETERMINED BY A FINAL NON-APPEALABLE JUDGMENT OF A COURT OF COMPETENT JURISDICTION. EACH LOAN PARTY FURTHER AGREES THAT IT SHALL NOT COMMENCE, INSTITUTE, OR PROSECUTE ANY LAWSUIT, ACTION OR OTHER PROCEEDING, WHETHER JUDICIAL, ADMINISTRATIVE OR OTHERWISE, TO COLLECT OR ENFORCE ANY CLAIM EXCEPT THAT NO LOAN PARTY SHALL HAVE ANY OBLIGATION HEREUNDER WITH RESPECT TO ANY CLAIM RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY RELEASEE AS DETERMINED BY A FINAL NON-APPEALABLE JUDGMENT OF A COURT OF COMPETENT JURISDICTION. FURTHERMORE, EACH OF THE RELEASING PARTIES HEREBY ABSOLUTELY, UNCONDITIONALLY AND IRREVOCABLY COVENANTS AND AGREES WITH AND IN FAVOR OF EACH RELEASEE THAT IT WILL NOT SUE (AT LAW, IN EQUITY, IN ANY REGULATORY PROCEEDING OR OTHERWISE) ANY RELEASEE ON THE BASIS OF ANY CLAIM RELEASED AND/OR DISCHARGED BY THE RELEASING PARTIES PURSUANT TO THIS SECTION 4.11. IN ENTERING INTO THIS AGREEMENT, EACH OF THE RELEASING PARTIES HAS CONSULTED WITH, AND HAS BEEN REPRESENTED BY, LEGAL COUNSEL AND EXPRESSLY DISCLAIMS ANY RELIANCE ON ANY REPRESENTATIONS, ACTS OR OMISSIONS BY ANY OF THE RELEASEES AND HEREBY AGREES AND ACKNOWLEDGES THAT THE VALIDITY AND EFFECTIVENESS OF THE RELEASES SET FORTH ABOVE DO NOT DEPEND IN ANY WAY ON ANY SUCH REPRESENTATIONS, ACTS AND/OR OMISSIONS OR THE ACCURACY, COMPLETENESS OR VALIDITY THEREOF.

007870-0083-32715760

(b)    THE PROVISIONS OF THIS SECTION 4.11 SHALL SURVIVE AND REMAIN IN FULL FORCE AND EFFECT REGARDLESS OF THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY, THE REPAYMENT OR PREPAYMENT OF ANY OF THE LOANS, OR THE TERMINATION OF THE CREDIT AGREEMENT, THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY PROVISION HEREOF OR THEREOF.
(c)    EACH RELEASING PARTY UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT THE RELEASE SET FORTH ABOVE MAY BE PLEADED AS A FULL AND COMPLETE DEFENSE AND MAY BE USED AS A BASIS FOR AN INJUNCTION AGAINST ANY ACTION, SUIT OR OTHER PROCEEDING WHICH MAY BE INSTITUTED, PROSECUTED OR ATTEMPTED IN BREACH OF THE PROVISIONS OF SUCH RELEASE.
[Signature Pages Follow]

007870-0083-32715760

Execution Version

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed effective as of the Effective Date.

BORROWER:	LILIS ENERGY, INC.

By: /s/ Joseph C. Daches
Name: Joseph C. Daches
Title: Chief Executive Officer, President, and
Chief Financial Officer
GUARANTORS:	BRUSHY RESOURCES, INC. HURRICANE RESOURCES LLC IMPETRO OPERATING LLC LILIS OPERATING COMPANY, LLC IMPETRO RESOURCES, LLC

By: /s/ Joseph C. Daches
Name: Joseph C. Daches
Title: Chief Executive Officer, President, and
Chief Financial Officer

007870-0083-32715760

ADMINISTRATIVE AGENT:	BMO HARRIS BANK N.A., as Administrative Agent, and a Lender

By:        /s/ Melissa Guzmann
Name:    Melissa Guzmann
Title:    Director

007870-0083-32715760

LENDERS:	SUNTRUST BANK, as a Lender
By:    /s/ Benjamin L. Brown
Name:    Benjamin L. Brown
Title:    Director

007870-0083-32715760

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender
By:        /s/ Michael P. Robinson
Name:    Michael P. Robinson
Title:    Vice President

007870-0083-32715760

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender
By:        /s/ Bryan J. Matthews
Name:    Bryan J. Matthews
Title:    Authorized Signatory
By:        /s/ Megan Kane
Name:    Megan Kane
Title:    Authorized Signatory

007870-0083-32715760